                                                                 Exhibit 99.2



                  CORPORATE PROPERTY ASSOCIATES 15 INCORPORATED




The pro forma consolidated financial statements of Corporate Property Associates 15 Incorporated (the "Company"), which are unaudited, have been prepared based on the historical financial statements of the Company. The pro forma consolidated balance sheet of the Company at September 30, 2004 has been prepared as if five mortgage loans which were obtained by the Company subsequent to September 30, 2004 had been obtained as of September 30, 2004. The pro forma statements of income for the year ended December 31, 2003 and the nine months ended September 30, 2004 have been prepared as if all acquisitions of properties including properties pursuant to a merger transaction that occurred on September 1, 2004 and all related mortgage loans obtained or assumed had occurred on January 1, 2003. Pro forma adjustments are intended to reflect what the effect would have been if the Company held its ownership interest and assumed mortgage debt, where applicable, as of January 1, 2003 less amounts which have been recorded in the historical consolidated statements of income. In management's opinion, all adjustments necessary to reflect the effects of its acquisitions of real estate have been made. The pro forma financial information should be read in conjunction with the historical financial statements of the Company.

The unaudited pro forma Consolidated balance sheet and statements of income are not necessarily indicative of the financial condition or results of operations had the acquisition occurred on January 1, 2003, nor are they necessarily indicative of the financial position or results of operations of future periods.

                  CORPORATE PROPERTY ASSOCIATES 15 INCORPORATED

                PRO FORMA CONSOLIDATED BALANCE SHEET (Unaudited)
                               September 30, 2004
                      (in thousands, except share amounts)


                                                                                             Pro Forma
                                                                          Historical        Adjustments          Pro Forma
ASSETS:                                                                   ----------        -----------          ---------
                                                                                            (Note 2A)

Real estate accounted for under the operating method, net of
    accumulated depreciation                                               $1,687,838            $   -          $1,687,838
Net investment in direct financing leases                                     276,803                -             276,803
Intangible assets, net of accumulated amortization of $4,183 at
    September 30, 2004                                                        232,182                -             232,182
Real estate under construction and redevelopment                               25,478                -              25,478
Equity investments                                                            180,845                -             180,845
Cash and cash equivalents                                                      77,628           54,900             132,528
Marketable securities                                                          12,058                -              12,058
Escrow assets                                                                  53,226                -              53,226
Other assets, net                                                              44,493                -              44,493
                                                                           ----------          -------          ----------
         Total assets                                                      $2,590,551          $54,900          $2,645,451
                                                                           ==========          =======          ==========

   LIABILITIES, MINORITY INTEREST AND SHAREHOLDERS' EQUITY:

Liabilities:
Mortgage notes payable                                                     $1,197,359          $54,900          $1,252,259
Notes payable                                                                   3,988                -               3,988
Accrued interest                                                                6,780                -               6,780
Dividends payable                                                              17,816                -              17,816
Accounts payable and accrued expenses                                          37,573                -              37,573
Prepaid rental income and security deposit                                     54,760                -              54,760
Due to affiliates                                                               3,668                -               3,668
Deferred acquisition fees payable to affiliate                                 34,590                -              34,590
                                                                           ----------          -------          ----------
         Total liabilities                                                  1,356,534           54,900           1,411,434
                                                                           ----------          -------          ----------

Minority interest                                                             169,902                -             169,902
                                                                           ----------          -------          ----------

Commitments and contingencies

Shareholders' equity:
Common stock, $.001 par value; authorized 240,000,000 shares;
    issued and outstanding, 125,184,001 at September 30, 2004                     125                -                 125
Additional paid-in-capital                                                  1,138,869                -           1,138,869
Dividends in excess of accumulated earnings                                   (72,603)               -             (72,603)
Accumulated other comprehensive income                                            755                -                 755
                                                                           ----------          -------          ----------
                                                                            1,067,146                -           1,067,146
Less, treasury stock at cost, 336,359 shares at September 30, 2004             (3,031)               -              (3,031)
                                                                           ----------          -------          ----------
         Total members' equity                                              1,064,115                -           1,064,115
                                                                           ----------          -------          ----------
         Total liabilities, minority interest and members' equity          $2,590,551          $54,900          $2,645,451
                                                                           ==========          =======          ==========

               The accompanying notes are an integral part of the pro forma
                  Consolidated Financial Statements.

                 CORPORATE PROPERTY ASSOCIATES 15 INCORPORATED

             PRO FORMA CONSOLIDATED STATEMENT OF INCOME (Unaudited)
                  For the Nine Months Ended September 30, 2004
               (in thousands, except per share and share amounts)


                                                                                              Other Acquisitions/
                                                                                                   Financing
                                                                         CIP(R)Acquisition       Transactions
                                                                             Pro Forma             Pro Forma
                                                           Historical       Adjustments           Adjustments         Pro Forma
                                                           ----------    ------------------   -------------------     ---------
                                                                         (Notes 2B and D)     (Notes 2C and D)
Revenues:
   Rental income .....................................   $      88,245    $      15,822      $      20,692          $     124,759
   Interest income from direct financing
     leases ..........................................          11,670            6,987               (158)                18,499
   Other income ......................................           8,560                -                  -                  8,560
                                                         -------------    -------------      -------------          -------------
                                                               108,475           22,809             20,534                151,818
                                                         -------------    -------------      -------------          -------------

Operating expenses:
   Depreciation and amortization .....................          22,561            4,882              7,500                 34,943
   General and administrative ........................           5,247                -                  -                  5,247
   Property expenses .................................          18,219            3,850              1,694                 23,763
                                                         -------------    -------------      -------------          -------------
                                                                46,027            8,732              9,194                 63,953
                                                         -------------    -------------      -------------          -------------

      Income from before other interest
         income, minority interest, equity
         income, gains and losses and
         interest expense ............................          62,448           14,077             11,340                 87,865

   Other interest income .............................           2,456                -             (2,456)                     -
   Minority interest in income .......................          (6,367)          (1,464)            (3,407)               (11,238)
   Income from equity investments ....................           6,851            3,367                442                 10,660
   Loss on sale of real estate .......................             (48)               -                  -                    (48)
   Gain on foreign currency transactions,
     net .............................................           2,153                -                  -                  2,153
   Interest expense ..................................         (35,969)         (10,080)           (10,618)               (56,667)
                                                         -------------    -------------      -------------          -------------

        Net income (loss) ............................   $      31,524    $       5,900      $      (4,699)         $      32,725
                                                         =============    =============      =============          =============

   Basic and diluted earnings per share ..............            $.29                                                       $.27
                                                         =============                                              =============

Weighted average shares outstanding:
       Basic and diluted (Note 2E) ...................     108,511,601                                                120,023,734
                                                         =============                                              =============

   The accompanying notes are an integral part of the pro forma consolidated financial statements.

                 CORPORATE PROPERTY ASSOCIATES 15 INCORPORATED

                   PRO FORMA CONSOLIDATED STATEMENT of INCOME
                      For the Year Ended December 31, 2003
                (in thousands, except share and per share amounts)



                                                                                            Other Acquisitions/
                                                                  CIP(R)Acquisition        Financing Transactions
                                                                       Pro Forma               Pro Forma
                                                   Historical         Adjustments              Adjustments              Pro Forma
                                                   ----------          ------------            -----------              ---------
                                                  (Note)             (Notes 2B and D)         (Notes 2C and D)          (Unaudited)
                                                                      (Unaudited)
Revenues:
   Rental income                                     $65,912              $22,486                 $70,542               $158,940
   Interest income from direct financing
     leases                                            6,845               10,769                   4,710                 22,324
   Other income                                        2,419                   --                      --                  2,419
                                                     -------              -------                 -------               --------
                                                      75,176               33,255                  75,252                183,683
                                                     -------              -------                 -------               --------
Expenses:
   Depreciation and amortization                      16,457                6,899                  20,095                 43,451
   General and administrative                          7,322                    -                       -                  7,322
   Property expenses                                  12,554                5,775                   7,161                 25,490
   Impairment charge on real estate and
     investments                                      24,000                   --                      --                 24,000
                                                    --------              -------                 -------               --------
                                                      60,333               12,674                  27,256                100,263
                                                    --------              -------                 -------               --------

       Income before other interest
          income, minority interest,
          equity investments, and gains
          and interest expense                        14,843               20,581                  47,996                 83,420

Other interest income                                  3,410                    -                  (3,410)                     -
Minority interest in income                           (2,703)              (1,984)                 (6,603)               (11,290)
Income from equity investments                         8,233                4,674                     612                 13,519
Gain on foreign currency transactions, net             3,173                    -                       -                  3,173
Gain on sale                                           2,757                    -                       -                  2,757
Interest expense                                     (25,066)             (15,287)                (32,080)               (72,433)
                                                    --------              -------                 -------               --------

    Net income                                      $  4,647              $ 7,984                 $ 6,515               $ 19,146
                                                    ========              =======                 =======               ========

Basic and diluted earnings per share                   $0.06                                                               $0.20
                                                       =====                                                               =====

Weighted average shares outstanding:
      Basic and diluted (Note 2E)                 78,939,049                                                          96,359,620
                                                  ==========                                                          ==========

               The accompanying notes are an integral part of the pro forma consolidated financial statements.

          Note: The historical Statement of Income for the year ended
        December 31, 2003 has been derived from the audited consolidated financial statements at that date.

                 CORPORATE PROPERTY ASSOCIATES 15 INCORPORATED

                     NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                       (in thousands, except share amounts)


Note 1. Basis of Presentation:
        ---------------------

The pro forma consolidated balance sheet as of September 30, 2004 and the pro forma consolidated statement of income for the nine months ended September 30, 2004 were derived from the historical unaudited condensed consolidated balance sheet as of December 31, 2003 and unaudited condensed consolidated statement of income for the nine-months ended September 30, 2004, respectively. The pro forma consolidated statement of income for the year ended December 31, 2003 was derived from the historical audited consolidated statement of income for the year ended December 31, 2003. Certain amounts in the historical audited consolidated statement of income for the year ended December 31, 2003 have been reclassified to conform to the current period presentation.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates.

In connection with the acquiring properties, the Company allocated the purchase cost to tangible and intangible assets as well as to liabilities (mortgage notes payable) based on their estimated fair values. The value of tangible assets, consisting of land and buildings were determined as if vacant. Intangibles consisting of above-market or below-market value of leases, the value of in-place leases and the value of tenant relationships were recorded at their relative fair values. Such allocation is reflected in the historical balance sheet as of September 30, 2004.

Above-market and below-market lease values are recorded based on the present value (using an interest rate reflecting the risks associated with the leases acquired) of the difference between the contractual amounts of rents from the acquired leases and management's estimate of fair value lease rates for the property or equivalent property, measured over a period equal to the remaining non-cancelable term of each lease. Above-market lease value is amortized as a reduction of rental income over the remaining non-cancelable term of each lease. The capitalized below-market lease value is amortized as an increase to rental income over the initial term and any fixed rate renewal periods in the respective leases.

In-place lease values and tenant relationship values are based on management's evaluation of the specific characteristics of each tenant's lease. Factors considered include the estimated carrying costs of the property during a hypothetical lease-up period, current market conditions and costs to execute similar leases. Estimated carrying costs include real estate taxes, insurance, other property operating costs and estimates of lost rentals at market rates during the hypothetical lease up periods. Estimated costs to execute leases include commissions, tenant improvement allowances and free rental period incentives.

Leases accounted for under the direct financing method are recorded at their net investment. Unearned income is deferred and amortized to income over the lease terms so as to produce a constant periodic rate of return on the net investment in the lease. Minimum rental revenue on real estate leased to others under the operating method is recognized on a straight-line basis over

                 CORPORATE PROPERTY ASSOCIATES 15 INCORPORATED

                      (in thousands, except share amounts)

the term of the related leases and expenses (including depreciation) are charged to operations as incurred.

The interests in equity investments were allocated by determining the fair value of the underlying pro rata assets and liabilities.

The fair value of mortgage notes payable was evaluated using a discount cash flow model with rates that take into account the credit of the tenant and interest rate risk. Differences between the fair value and the underlying balance outstanding on the related mortgage note assumed are amortized as an adjustment to interest expense over the remaining term of the mortgage note.

Note 2. Pro Forma Adjustments:
        ---------------------

A. Subsequent to September 30, 2004, Corporate Property Associates 15 Incorporated (the "Company") obtained $54,900 of limited recourse debt, comprised of mortgage loans of $21,200, $19,000, $7,400, $6,300 and $6,000 with annual fixed interest rates ranging from 5.54% to 7.78% and maturing between November 2019 and November 2024.

B. On September 1, 2004, the Company and Carey Institutional Properties Incorporated ("CIP(R)"), an affiliated real estate investment trust, completed a merger pursuant to a merger dated June 4, 2004 between the companies. The total purchase price was $317,162 which is comprised of 17,420,571 shares of the Company's common stock, ($174,206 based on $10 per share) $140,913 in consideration for CIP(R)shareholders who redeemed their interests and estimated transaction costs of 2,043. The Company has accounted for the merger under the purchase method of accounting and the purchase price has been allocated to the assets acquired and liabilities assumed based upon their fair values. The assets acquired were primarily real estate assets net leased to 31 lessees on a single tenant basis and accounted for as either (i) real estate accounted for under the operating method, (ii) net investment in direct financing lease or (iii) as an equity investment if the Company owns a noncontrolling interest in a joint venture and liabilities assumed included mortgage notes payable. The Company's share of real estate assets had a fair value of $571,147, determined pursuant to a third party valuation of CIP(R)'s real estate assets. The mortgage assumed had a fair value of $202,246 (and a cost basis of $205,572). The assets acquired and liabilities assumed are included in the historical balance sheet as of September 30, 2004. The historical results of operations for the nine months ended September 2004 includes CIP(R)for the month of September 2004. The merger is more fully described in the Company's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2004 and the Forms S-4 and S-4/A

                 CORPORATE PROPERTY ASSOCIATES 15 INCORPORATED

              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                      (in thousands, except share amounts)



    filed with the United States Securities and Exchange Commission on June 4, 2004 and June 30, 2004, respectively.

C. The pro forma adjustments also include significant acquisitions completed by the Company since January 1, 2003 and the related mortgage financing that has been placed on properties since December 31, 2002 as well as mortgage financing placed on properties acquired prior to January 1, 2003. The Company completed a "best efforts" public offering in August 2003. The transaction include acquisition of properties leased to Waddington North America Business Trust ("Waddington"), Carrefour SAS ("Carrefour"), Polar Plastics, Inc. ("Polar Plastics"), Pemstar, Inc. ("Pemstar"), Qualceram Shires plc ("Qualceram Shires"), Lillian Vernon Corporation ("Lillian Vernon"), Insulated Structures, Ltd. ("ISL"), Qualserv Corporation ("Qualserv"), Grande Communication Networks, Inc. ("Grande Communication"), Kerr Group, Inc. ("Kerr Group"), American Pad and Paper LLC ("Ampad"), Galyan's Trading Company ("Galyan's Trading Company"), Life Time Fitness, Inc. ("Life Time Fitness"), Precise Technology, Inc. ("Precise Technology"), Starmark Camhood II LLC ("Starmark Camhood II"), Berry Plastics Corporation ("Berry Plastics"), 24 Hour Fitness USA, Inc. ("24 Hour Fitness"), MediMedia USA, Inc. ("MediMedia"), World Airways, Inc. ("World Airways"), Affina Corporation ("Affina"), Plumbmaster, Inc. ("Plumbmaster"), Regie de Batiments ("Regie des Batiments"), Worthington Precision Metals, Inc. ("Worthington"), Mercury Partners and U-Haul Moving Partners ("U-Haul"), TietoEnator Plc ("TietoEnator"), Thales SA ("Thales"), Shaklee Corporation ("Shaklee") and related limited recourse mortgage financing which have been described in either the Company's Annual Report on Form 10-K for the year ended December 31, 2003 or the Company's Quarterly Report on Form 10-Q for the quarterly periods ended March 31, 2004, June 30, 2004 and September 30, 2004. Other than the properties leased to TietoEnator, Thales and Shaklee, all of the above properties are included in the pro forma financial statements included in Forms S-4 an S-4/A filed on June 5, 2004 and June 30, 2004, respectively.

    A summary of the pro forma adjustments for rental income is as follows:



                              Nine Months Ended                Year Ended
                              September 30, 2004           December 31, 2003
                             -------------------           -----------------
  2003:
  ----
   Waddington                  $  -                             $   667
   Carrefour                      -                               1,821
   Polar Plastics                 -                               1,460
   Qualceram Shires               -                                 143
   Lillian Vernon                 -                               3,848
   Qualserv                       -                                 836
   Kerr Group                     -                               1,731
   Ampad                          -                               1,733
   Galyan's Trading Company       -                               1,290
   Life Time Fitness              -                               4,247
   Precise Technology             -                               2,682
   Starmark Camhood II            -                               2,633

                  CORPORATE PROPERTY ASSOCIATES 15 INCORPORATED

                      (in thousands, except share amounts)

                              Nine Months Ended               Year Ended
                              September 30, 2004           December 31, 2003
                             -------------------           -----------------

   Berry Plastics                    -                            2,642
   24 Hour Fitness                   -                            1,137
   MediMedia                         -                            2,334
  2004:
   U-Haul                         21,406                         28,541
   World Airways                     640                            853
   Affina                            949                          1,266
   Plumbmaster                       667                            889
   Regie Des Batiments               635                            917
   Grande Communications             105                            140
   TietoEnator                     5,155                          6,342
   Shaklee                         2,319                          3,092
   Thales                          7,772                          9,522
   Included in historical
    results of operations        (18,956)                       (10,224)
                                 -------                        -------
     Pro forma adjustment:       $20,692                        $70,542
                                 =======                        =======


     A summary of the pro forma adjustments for interest income from direct financing leases is as follows:

                              Nine Months Ended                Year Ended
                              September 30, 2004           December 31, 2003
                             -------------------           -----------------



  2003:
  Pemstar                         $  -                           $ 1,454
  Qualceram Shires                   -                             3,387
  Grande Communications              -                             1,304
  ISL                                -                               938
  SportsRack                         -                             1,041
 2004:
  Worthington                       591                              788
  Elimination in
  connection with
  reclassification of
  Actuant Corporation
  to equity method                 (381)                             -
  Included in historical
  results of operations            (368)                          (4,202)
                                 -------                          -------
   Pro forma adjustment:        $  (158)                         $ 4,710
                                 =======                          =======


   A summary of the pro forma adjustments for interest expense is as follows:

                  CORPORATE PROPERTY ASSOCIATES 15 INCORPORATED

                      (in thousands, except share amounts)

                              Nine Months Ended               Year Ended
                              September 30, 2004           December 31, 2003
                             -------------------           -----------------



 2003:
 ----
  Carrefour                        $  -                   $   836
  Polar Plastics                      -                       593
  Lillian Vernon                      -                     1,487
  Kerr Group                          -                       607
  Ampad                               -                       609
  Galyan's Trading Company            -                       504
  Life Time Fitness                   -                     1,723
  Precise Technology                  -                     1,071
  Pemstar                             -                       471
  Grande Communications               -                       502
  ISL                                 -                       367
  Starmark Camhood II                 -                     1,066
  MediMedia                           -                       807
 2004:
 ----
  World Airways                     270                       367
  U-Haul                          8,653                    11,712
  Regie des Batiments               437                       590
  TietoEnator                     2,682                     2,978
  Thales                          2,884                     3,195
  Qualceram Shires                1,152                     1,260
  Worthington                       184                       251
  Shaklee                           751                     1,028
  Berry Plastics                    847                     1,159
  SportsRack                        296                       411
  Plumbmaster                       251                       345
  24 Hour Fitness                   284                       390
  Interest on deferred
  acquisition fees                1,327                     1,964
  Included in historical
   results of operations         (9,400)                   (4,213)
                                -------                   -------
    Pro forma adjustment        $10,618                   $32,080
                                =======                   =======


D. For pro forma purposes, the Company's other interest income has been eliminated based on an assumption that substantially all cash proceeds from its public offering which concluded in 2003 have been or will be invested in real estate. The Company will likely earn interest on cash generated from operations; however, it is not practicable to make assumptions as to how much interest income would have been earned on such funds during the pro forma periods presented.

    Property expenses reflect an increase due an increase in asset management and performance fees and which are based on assets invested in real estate. For pro forma purposes, the fees have been calculated as if all properties had been acquired on January 1, 2003. Additionally, an adjustment to interest expense reflects an increase in interest expense on deferred acquisition fees payable to an affiliate at an annual interest rate of 6%. For pro forma purposes, such interest expense has been calculated as if all deferred acquisition fees payable for properties acquired had been recorded as of January 1, 2003.

                CORPORATE PROPERTY ASSOCIATES 15 INCORPORATED

                      (in thousands, except share amounts)

E. For pro forma purposes, weighted average shares outstanding have been calculated as if all shares issued to CIP(R) shareholders had been issued on January 1, 2003. In connection with the merger the Company issued 17,420,571 shares.

                  CORPORATE PROPERTY ASSOCIATES 15 INCORPORATED

             PRO FORMA CONSOLIDATED STATEMENT OF TAXABLE INCOME AND
                               AFTER-TAX CASH FLOW
                      For the year ended September 30, 2004
                                   (Unaudited)
                                 (in thousands)

Consolidated pro forma net income for the year ended September 30, 2004 .....................   $ 37,512
Adjustment to interest income on direct financing lease, rental income and interest expense
   for tax purposes (1A) ....................................................................      4,308
Depreciation adjustment for tax purposes (1B) ...............................................     11,454
Adjustment to equity income for tax purposes ................................................        945
                                                                                                --------
         Pro forma taxable income ...........................................................     54,219
Add: Tax basis depreciation (1C) ............................................................     34,351
   Distributions to minority interests in excess of minority interest in tax earnings, net of
      distributions from equity investments in excess of tax earnings (1D) ..................     (2,101)
   Company's share of principal paid on mortgage loans (1E) .................................    (15,808)
                                                                                                --------
         Pro forma after-tax cash flow ......................................................   $ 70,661
                                                                                                ========

               The accompanying notes are an integral part of the
                  pro forma consolidated financial statements.

                  CORPORATE PROPERTY ASSOCIATES 15 INCORPORATED

          NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF TAXABLE INCOME
                            AND AFTER-TAX CASH FLOW
                                 (in thousands)

Note 1. Pro Forma Adjustments:
        ---------------------

The Pro Forma Consolidated Statement of Taxable Income and After-Tax Cash Flow has been prepared based on pro forma net income for the twelve-month period ended September 30, 2004 with adjustments to derive pro forma taxable income and pro forma after-tax cash flow.

A. For tax purposes, rents are recognized on a contractual basis and differences between contractual rent and rent recognized on a straight-line basis and interest income recognized at a constant rate of interest are eliminated. Mortgage assumed are recorded for financial reporting purposes at fair value and for tax purposes on a carryover basis (i.e., historical cost). The difference between the fair value and the carryover basis is amortized to interest expense for financial reporting purposes over the remaining terms of the mortgages and eliminated for tax purposes.

B. For financial reporting purposes, no depreciation is recorded on direct financing leases. Depreciation is recorded for the purpose of determining taxable income. Annual taxable depreciation is computed on a straight-line basis over 40 years and is based on the tax basis of building and improvements.

    For financial reporting purposes, a portion of the underlying assets of the operating leases have been classified as intangible assets and are being amortized on a straight-line basis over the initial term or renewable terms of the leases. Such assets are classified as buildings and improvements for tax purposes and are being depreciated on a straight-line basis over 40 years.

C. The merger with Carey Institutional Properties Incorporated ("CIP(R)") was structured so that the tax basis of the properties acquired and the related tax basis depreciation are based on CIP(R)'s historical basis while for financial reporting purposes, the assets acquired were adjusted to fair value. Accordingly, depreciation calculated for tax purposes and depreciation and amortization for financial reporting purposes on such acquired assets may differ significantly.

    For tax purposes, Corporate Property Associates 15 Incorporated's (the "Company") basis in buildings and improvements is $1,374,043.

D. Difference between taxable income from equity investments or applicable minority interests was computed by adding back depreciable expense on a taxable basis and deducting scheduled principal amortization and computing the pro rata share.

E. Principal paid on mortgage loans includes actual scheduled principal payments made by the Company for the twelve-months ended September 30, 2004 with pro forma adjustments for mortgage loans obtained on significant acquisitions and mortgages assumed from CIP(R).